Exhibit 10.13
VERAZ NETWORKS, INC.
AMENDED AND RESTATED VOTING AGREEMENT
     This Amended and Restated Voting Agreement (the “Agreement”) is made and entered into as of this 19th day of December, 2006, by and among Veraz Networks, Inc., a Delaware corporation (the “Company”), those certain holders of the Company’s Common Stock listed on Exhibit A hereto (the “Key Holders”) and the persons and entities listed on Exhibit B hereto (the “Investors”).
Witnesseth
     Whereas, the Key Holders are the beneficial owners of an aggregate of six hundred ninety-eight thousand six hundred twenty-four (698,624) shares of the common stock of the Company (the “Common Stock”);
     Whereas, certain Investors hold shares of Common Stock and Series C Preferred Stock (the “Series C Preferred”) and certain Investors are purchasing shares of the Company’s Series D Preferred Stock (the “Series D Preferred” and together with the Series C Preferred, the “Series Preferred”), pursuant to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);
     Whereas, the Key Holders, certain Investors and the Company are parties to that certain Voting Agreement dated October 30, 2002 (the “Prior Agreement”);
     Whereas, the parties to such Prior Agreement desire to amend and restate the Prior Agreement and to accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and
     Whereas, in connection with the consummation of the Financing, the Company, the Key Holders and the Investors have agreed to provide for the future voting of their shares of the Company’s capital stock as set forth below.
     Now, Therefore, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1. Voting.
     1.1 Key Holder Shares; Investor Shares.
          (a) The Key Holders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Key Holders after the date hereof (hereinafter collectively referred to as the “Key Holder Shares”) subject to, and to vote the Key Holder Shares in accordance with, the provisions of this Agreement.
          (b) The Investors each agree to hold all shares of voting capital stock of the Company (including but not limited to all shares of Common Stock issued upon conversion of the Series Preferred) registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.
     1.2 Election of Directors. On all matters relating to the election of directors of the Company, the Key Holders and the Investors agree to vote all Key Holder Shares and Investor Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect members of the Company’s Board of Directors as follows:
          (a) At each election of directors, the Investors shall vote all of their respective Investor Shares so as to elect: (i) one representative of Levensohn Venture Partners so long as it holds not less than one million (1,000,000) shares of Series Preferred (as adjusted for stock splits, dividends and the like), which individual shall initially be Pascal Levensohn; (ii) one representative of Norwest Venture Capital so long as it holds not less than one million (1,000,000) shares of Series Preferred (as adjusted for stock splits, dividends and the like), which individual shall initially be Promod Haque; (iii) one representative of Battery Ventures so long as it holds not less than one million (1,000,000) shares of Series Preferred (as adjusted for stock splits, dividends and the like), which individual shall initially be Morgan Jones; and (iv) either: (x) three representatives of ECI Telecom Ltd. (“ECI”) so long as it holds not less than two million (2,000,000) shares of Series Preferred (as adjusted for stock splits, dividends and the like), (y) two representatives of ECI so long as it holds not less than one million two hundred fifty thousand (1,250,000) shares of Series Preferred (as adjusted for stock splits, dividends and the like), or (z) one representative of ECI so long as it holds not less than one million (1,000,000) shares of Series Preferred (as adjusted for stock splits, dividends and the like) two of which individuals shall initially be Giora Bitan and Dror Nahumi, provided however, that so long as ECI is entitled to designate more than one director, at least one of such designees shall, at all times during the term of this Agreement, be neither an officer nor a director of ECI or any of its affiliates. Any vote taken to remove any director elected pursuant to this Section 1.2(a), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.2(a), shall also be subject to the provisions of this Section 1.2(a).
          (b) At each election of directors in which the holders of Common Stock, voting as a separate class, are entitled to elect directors of the Company, the Key Holders and Investors shall vote all of their respective Key Holder Shares and Investor Shares so as to elect: (i) the person serving as Chief Executive Officer of the Company, which individual shall initially be Doug Sabella, and (ii) a Key Holder designated by a majority of the directors elected pursuant to Sections 1.2(a)(i), 1.2(a)(ii), and 1.2(a)(iii), which individual shall initially be Bob L. Corey. Any vote taken to remove any director elected pursuant to this Section 1.2(b), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.2(b), shall also be subject to the provisions of this Section 1.2(b).
          (c) At each election of directors in which the holders of Common Stock and holders of Series Preferred, voting together as a single class, are entitled to elect directors of the Company, the Key Holders and Investors shall vote all of their respective Key Holder Shares and Investor Shares so as to elect one nominee who shall be an industry representative not affiliated with the Company or any Investor that is acceptable to the other members of the Company’s Board of Directors. Any vote taken to remove any director elected pursuant to this Section 1.2(c), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.2(c), shall also be subject to the provisions of this Section 1.2(c).
     1.3 No Liability for Election of Recommended Director. None of the parties hereto and no officer, director, stockholder, partner, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.
     1.4 Legend.
          (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Key Holder Shares and the Investor Shares the following restrictive legend (the “Legend”):
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”
          (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Key Holder Shares or Investor Shares theretofore represented by a certificate carrying the Legend.
     1.5 Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Key Holder Shares or Investor Shares. The Company shall not permit the transfer of any of the Key Holder Shares or Investor Shares on its books or issue a new certificate representing any of the Key Holder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Holder or Investor, as applicable.
     1.6 Other Rights. Except as provided by this Agreement or any other agreement entered into in connection with the Financing, each Key Holder and Investor shall exercise the full rights of a holder of capital stock of the Company with respect to the Key Holder Shares and the Investor Shares, respectively.
2.	Termination.
     2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:
          (a) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended which results in the Preferred Stock being converted into Common Stock;
          (b) ten (10) years from the date of this Agreement;
          (c) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company’s assets or the Company’s merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 2.1(d) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or
          (d) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the holders of Series Preferred, a majority in interest of the Key Holders then providing services to the Company as officers, employees or consultants, and the written consent of each party entitled to designate a seat pursuant to Section 1.2(a).
3.	Miscellaneous.
     3.1 Ownership. Each Key Holder represents and warrants to the Investors and the Company that (a) such Key Holder now owns the Key Holder Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Key Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Holder enforceable in accordance with its terms. Each Investor represents and warrants to the Investors and the Company that (a) such Investor now owns, or will own upon the Closing (as defined in the Purchase Agreement), the Investor Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Investor has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Investor enforceable in accordance with its terms.
     3.2 Further Action. If and whenever the Key Holder Shares are sold, the Key Holders or the personal representative of the Key Holders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Key Holder Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.
     3.3 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.
     3.4 Governing Law. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.
     3.5 Amendment or Waiver. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (i) the Company, (ii) a majority in interest of the Investors and (iii) a majority in interest of the Key Holders then providing services to the Company as officers, employees or consultants. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party provided, however, that notwithstanding the foregoing, Section 1.2(a) of this Agreement shall not be amended or waived without the written consent of each of the parties entitled to designate a seat pursuant to Section 1.2(a). Notwithstanding the foregoing, Section 1.2 of this Agreement may be amended to add obligations of holders of additional series of the Company’s Preferred Stock by an instrument in writing signed by the Company and the holders of such series.
     3.6 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     3.7 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.
     3.8 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Key Holder Shares or Investor Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Key Holder Shares or Investor Shares, as the case may be, for purposes of this Agreement.
     3.9 Addition of Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series D Preferred pursuant to the Purchase Agreement, any purchaser of such shares of Series D Preferred shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor” hereunder.
     3.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.
     3.11 Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.
     3.12 Attorney’s Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
     3.13 Notices. Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be addressed to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.
     3.14 Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Upon the effective date of this

Agreement as set forth in Section 3.15 below, the Prior Agreement is hereby amended and restated in its entirety as set forth herein and shall be of no further force or effect.
     3.15 Effective Date of Agreement. This Agreement and the rights and obligations contained herein shall be effective immediately upon and simultaneously with the Closing as defined in the Purchase Agreement. Prior to such Closing, this Agreement shall be of no force or effect.
     3.16 Aggregation of Stock. All shares of Series Preferred held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
[THIS SPACE INTENTIONALLY LEFT BLANK]

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

COMPANY:

Veraz Networks, Inc.

By:	/s/ Doug Sabella

Doug Sabella, Chief Executive Officer

Address: 926 Rock Ave., Suite 20 San Jose, CA 95131

KEY HOLDERS:

/s/ Amit Chawla

Amit Chawla

/s/ Vijay Nadkarni

Vijay Nadkarni

Gursharan Sidhu

/s/ Paul Singh

Paul Singh
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

ECI Telecom Ltd.

Signature:	/s/ Giora Bitan

Print Name:	Giora Bitan

Title: Executive Vice President and Chief Financial Officer
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

STAR BAY TECHNOLOGY VENTURES IV, L.P.

By Levensohn Capital Partners II LLC,
its General Partner
By Levensohn Venture Partners LLC
its Managing Member

By:	/s/ Pascal N. Levensohn

Pascal N. Levensohn, President

STAR BAY PARTNERS, L.P. (ROLLOVER FUND)

By APH Capital Management LLC,
its General Partner
By Levensohn Venture Partners LLC
its Managing Member

By:	/s/ Pascal N. Levensohn

Pascal N. Levensohn, President

STAR BAY ENTREPRENEURS FUND, L.P.

By Levensohn Venture Partners LLC
its General Partner

By:	/s/ Pascal N. Levensohn

Pascal N. Levensohn, President

STAR BAY ASSOCIATES FUND, L.P.

By Levensohn Venture Partners LLC
its General Partner

By:	/s/ Pascal N. Levensohn

Pascal N. Levensohn, President
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

Comdisco Ventures Fund A, LLC Successor in Interest to Comdisco, Inc.

Signature:	/s/ John W. Bullock

Print Name:	John W. Bullock

Title: Manager
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

Battery Ventures V, L.P.

By:	Battery Partners V, LLC General Partner

/s/ Morgan M. Jones

Name: Title: Member Manager

Battery Ventures Convergence Fund, L.P.

By:	Battery Convergence Partners, LLC General Partner

/s/ Morgan M. Jones

Name: Title: Member Manager

Battery Investment Partners V, LLC

/s/ Morgan M. Jones

Name: Title: Member Manager
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

Norwest Venture Partners VII, L.P.

By:	Itasca VC Partners VII, LLP
Its:	General Partner

/s/ Kurt L. Betcher

Name: Kurt L. Betcher Title: Administrative Partner & CFO

Norwest Venture Partners IX, L.P.

By:	Genesis VC Partners IX, LLC

/s/ Kurt L. Betcher

Name: Kurt L. Betcher Title: Administrative Partner & CFO

NVP Entrepreneurs Fund IX, L.P.

By:	Genesis VC Partners IX, LLC

/s/ Kurt L. Betcher

Name: Kurt L. Betcher Title: Administrative Partner & CFO
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

Norwest Venture Partners VII-A, LP

By:	Itasca VC Partners VII-A, LLC, General Partner

/s/ Kurt L. Betcher

Name: Kurt L. Betcher Title: Administrative Partner & CFO
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

Dominion Capital Management L.L.C.

Signature:	/s/ Robert Molke

Print Name:	Robert Molke

Title: Manager
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

Comerica Bank, successor by merger to Comerica Bank-California, a Michigan Banking Corporation

Signature:	/s/ Kenneth W. Lepest

Print Name:	Kenneth W. Lepest

Title: FVP-TLS Division
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

LMIA Coinvestment LLC

Signature:	/s/ Ronald D. Ulich

Print Name:	Ronald D. Ulich

Title: Vice President
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written.

Argonaut Holdings

By: Argonaut Private Equity LLC, its Manager

Signature:	/s/ Jason Martin

Print Name:	Jason Martin

Title: Managing Director
AMENDED AND RESTATED VOTING AGREEMENT
SIGNATURE PAGE

Exhibit A
LIST OF KEY HOLDERS
Amit Chawla
Gursharan Sidhu
Vijay Nadkarni
Paul Singh

Exhibit B
LIST OF INVESTORS
ECI Telecom Ltd.
Star Bay Technology Ventures IV, L.P.
Star Bay Partners, L.P. (Rollover Fund)
Star Bay Entrepreneurs Fund, L.P.
Star Bay Associates Fund, L.P.
Comdisco, Inc.
GATX Ventures, Inc., a Delaware Corporation
Battery Ventures V, L.P.
Battery Ventures Convergence Fund, L. P.
Battery Investment Partners V, LLC
Norwest Venture Partners VII, L.P.
Norwest Venture Partners IX, L.P.
NVP Entrepreneurs Fund IX, L.P
KPCB Holdings, Inc., as Nominee
Dominion Capital Management L.L.C.
Comerica Bank, successor by merger to Comerica Bank-California, a Michigan Banking Corporation
Liberty Mutual Insurance Company
Argonaut Holdings
LMIA Coinvestment LLC
Norwest Venture Partners VII-A, LP